EXHIBIT 99.3

                            The Novation Confirmation

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                                   CREDIT SUISSE INTERNATIONAL
CREDITSUISSE                       One Cabot Square,    Telephone 020 7888 8888
                                   London E14 4QJ       www. credit-suisse.com


                              Facsimile Cover Sheet

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-18

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               30 October 2006

Pages (including cover page):               5

Our Reference No: External ID: 53156795NOV / Risk ID: 447566189 and 447566196

Credit Suisse International has entered into a transaction with you as attached.
Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

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
For Interest Rate Products:                                For Equity Derivatives:
Telephone Numbers: (212) 538-9370                          Telephone numbers: (212) 538-4437 / (212) 538-8297 /
Facsimile number: (917) 326-8603                           (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com            Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.




CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.


                                 Registered Office as above.
                                 Registered with unlimited liability in England under No. 2500199
                                 Authorised and regulated by The Financial
                                 Services Authority
                                 VAT No: GB 447 0737 41

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CREDITSUISSE

                              Novation Confirmation

Date:    30 October 2006

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust
         2006-18

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53156795NOV

------------------------------------------------------------------------------

Dear Sir/Madam:

      The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a
"Confirmation" as referred to in the New Agreement specified below.

      1. The definitions and provisions contained in the 2004 ISDA Novation
Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International
Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or (iii) the
Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

      2. The terms of the Novation Transaction to which this Novation
Confirmation relates are as follows:

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
      Novation Date:                                    30 October 2006

      Novated Amount:                                   USD  143,900,000,  subject to amortization as set out
                                                        in the Additional Terms

      Transferor:                                       Credit Suisse Management LLC

      Transferee:                                       The Bank of New York, not in its individual or
                                                        corporate capacity, but solely as trustee for the
                                                        Supplemental Interest Trust created under the
                                                        Pooling and Servicing Agreement for CHL Mortgage
                                                        Pass-Through Trust 2006-18

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CREDITSUISSE


      Remaining Party:                                  CSIN

      New Agreement (between  Transferee and Remaining  1992 ISDA Master Agreement dated as of
      Party):                                           30 October 2006



      3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

      Trade Date of Old Transaction:                       10 October 2006
      Effective Date of Old Transaction:                   30 October 2006
      Termination Date of Old Transaction:                 25 May 2011


      4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

      Full First Calculation Period:                       Applicable

      5. Miscellaneous Provisions:



      Non-Reliance:                                        Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

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CREDITSUISSE


      The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.


Credit Suisse International



By:  /s/ Vittorio Scialoja
     ---------------------------
 Name:   Vittorio Scialoja
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  /s/ Yolanda Perey-Wilson
     ---------------------------
 Name: Yolanda Perey-Wilson
 Title:


The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for CHL Mortgage Pass-Through Trust 2006-18



By:  /s/ Maria Tokarz
     ---------------------------
 Name:  Maria Tokarz
 Title: Assistant Vice President



Our Reference No: External ID: 53156795NOV / Risk ID: 447566189 and 447566196

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CREDITSUISSE

                                    EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.